UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2009 (November 9, 2009)

TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

600 17th Street, Suite 1600 North Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 565-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Teton Energy Corporation (“Teton,” the “Company,” “we,” “us” or “our”), and the documents incorporated by reference, contain both historical and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements:

•	our inability to continue business operations during the Chapter 11 proceeding;
•	our ability to obtain court approval of our plan of reorganization and various other motions we expect to file as part of the Chapter 11 proceeding;
•	our ability to consummate our plan of reorganization as currently planned;
•	risks associated with third party motions in the Chapter 11 proceeding, which may interfere with our reorganization as currently planned;
•	our ability to seek, obtain and approve a higher or better offer as the winning bid in the bankruptcy court auction process;
•	our ability to close the Plan Sponsorship Agreement, whether with the Proposed Purchaser or an offer from a higher and better bid.
•	the potential adverse effects of the Chapter 11 proceeding on our liquidity and results of operations;
•	our ability to retain and motivate key executives and other necessary personnel while seeking to implement our plan of reorganization;
•	General economic and political conditions, including governmental energy policies, tax rates or policies, inflation rates and constrained credit markets;
•	The market price of, and supply/demand balance for, oil and natural gas;
•	Our success in completing development and exploration activities, when and if we are able to resume those activities;
•	Expansion and other development trends of the oil and gas industry;
•	Acquisitions and other business opportunities that may be presented to and pursued by us;
•	Our ability to integrate our acquisitions into our company structure; and
•	Changes in laws and regulations.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.

The forward-looking statements included in this Current Report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 9, 2009, Teton Energy Corporation (the “Company”) received notice (the “Notice”) from the Listing Qualifications department of The NASDAQ Stock Market (“NASDAQ”) that, in accordance with Listing Rules 5101, 5110(b) and IM 5101-1, the Company’s securities will be delisted from NASDAQ.  The Notice states that trading of the Company’s common stock will be suspended at the opening of business on November 18, 2009, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on NASDAQ.  According to the Notice, the NASDAQ Staff’s determination to delist the Company’s securities from NASDAQ was based on (a) the Company’s announcement on November 9, 2009 that it had filed for protection under Chapter 11 of the United States Bankruptcy Code on November 8, 2009, and the associated public interest concerns raised by such bankruptcy filing, (b) concerns regarding the residual equity interest of the existing listed securities holders, and (c) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on NASDAQ.  The Notice also noted that on September 16, 2009, the Staff had notified the Company that the bid price of its common stock had closed below $1 per share for 30 consecutive trading days, and accordingly, that it did not comply with Listing Rule 5550(a)(2). The Company was provided a grace period of 180 calendar days, or until March 15, 2010, to regain compliance.

The Company may appeal the Staff’s determination to a Panel pursuant to the procedures set forth in NASDAQ Listing Rule 5800 Series.  The appeal hearing request must be received by the Hearings Department by November 16, 2009.  The hearing request would stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. The Company does not at this time intend to take any action to appeal the Staff’s determination and therefore it is expected that the Company’s securities will be delisted from NASDAQ on November 18, 2009.

If the Company does not appeal the Staff’s determination to the Panel, the Company’s securities will not be immediately eligible to trade on the OTC Bulletin Board or in the “Pink Sheets.” The Company’s securities may become eligible if a market maker makes application to register in and quote the security in accordance with SEC Rule 15c2-11, and the Form 211 application is cleared.

A copy of the Company’s press release announcing the receipt of the NASDAQ letter is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated November 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETON ENERGY CORPORATION

Date: November 13, 2009	By:	/s/ Jonathan Bloomfield
Jonathan Bloomfield Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated November 12, 2009.